UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this report is incorporated into this Item 1.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2020, Patterson-UTI Energy, Inc. (the “Company”) announced financial results for the three and six months ended June 30, 2020. The press release, dated July 23, 2020, is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The Company and Continental Stock Transfer & Trust Company (the “Rights Agent”) entered into an amendment, effective as of July 22, 2020 (the “Amendment”), to the Stockholder Rights Agreement, dated as of April 22, 2020 (the “Rights Agreement”), by and between the Company and the Rights Agent.

The Amendment revises the definition of “Acquiring Person” in the Rights Agreement to exclude Excluded Persons. The Amendment defines “Excluded Persons” as BlackRock, Inc. (collectively with the investment funds and accounts for which it acts or may act as manager and/or investment advisor, “BlackRock”) and The Vanguard Group, Inc. (together with the investment funds and accounts for which it acts or may act as manager and/or investment advisor, “Vanguard”). The Board of Directors of the Company may determine, in its sole discretion, that BlackRock or Vanguard is no longer an “Excluded Person” if any of the representations, warranties, conditions or provisions in letter agreements between the Company and BlackRock or Vanguard, respectively, are breached or cease to true, correct and complete in all material respects. Under each letter agreement, BlackRock and Vanguard represent, respectively, among other things, that:

•	Such investor will not acquire 20% or more of the then-outstanding common stock of the Company (the “Common Stock”);
•

No single fund of such investor holds or will hold an economic interest (taking into account the ownership rules of Section 382 of the Internal Revenue Code) of 4.9% or more of the Common Stock, other than as disclosed to the Company; and

•	Such investor will only acquire beneficial ownership of Common Stock in the ordinary course of business and not with the purpose or effect of changing or influencing control of the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 to this report and which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

4.1	First Amendment to Stockholder Rights Agreement, dated as of July 22, 2020, by and between Patterson-UTI Energy, Inc. and Continental Stock Transfer & Trust Company, as rights agent.

99.1	Press Release dated July 23, 2020 announcing financial results for the three and six months ended June 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

July 23, 2020	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer